AMENDED AND RESTATED
                SCHOOL SPECIALTY, INC.
               1998 STOCK INCENTIVE PLAN
                  as of June 20, 2000

PURPOSE        SCHOOL SPECIALTY, INC., a Delaware
               corporation (the "Company"), wishes to
               recruit, reward, and retain employees,
               consultants, independent contractors,
               advisors, officers and outside
               directors.  To further these objectives,
               the Company hereby sets forth the School
               Specialty, Inc. 1998 Stock Incentive
               Plan (the "Plan") to provide options
               ("Options") or direct grants ("Stock
               Grants" and, together with the Options,
               "Awards") to employees, consultants,
               independent contractors, advisors,
               officers and outside directors with
               respect to shares of the Company's
               common stock (the "Common Stock").   The
               Plan was originally effective as of the
               effective date (the "Effective Date") of the Company's registration under Section
               12 of the Securities Exchange Act of
               1934 (the "Exchange Act") with respect
               to its initial public offering ("IPO"),
               and this amendment and restatement is
               effective as of June 20, 2000.

PARTICIPANTS   The following persons are eligible to
               receive Options and Stock Grants under
               the Plan:  (1) current and prospective
               Employees (as defined below) of the
               Company and any Eligible Subsidiary (as
               defined in the Eligible Subsidiary
               section below), (2) consultants,
               advisors and independent contractors of
               the Company and any Eligible Subsidiary
               and (3) officers and directors of the
               Company and any Eligible Subsidiary who
               are not Employees ("Eligible Officers
               and Eligible Directors").  Eligible
               persons become "Optionees" when the
               Administrator grants them an option
               under this Plan or "Recipients" when
               they receive a direct grant of Common
               Stock.  (Optionees and Recipients are
               referred to collectively as
               "Participants."  The term Participant
               also includes, where appropriate, a
               person authorized to exercise an Award
               in place of the original Optionee.)

               Employee means any person employed as a
               common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR  The Administrator will be the
               Compensation Committee of the Board of
               Directors of the Company (the
               "Compensation Committee"), unless the
               Board specifies another committee.  The
               Board may also act under the Plan as
               though it were the Compensation
               Committee.

               The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions.
               The Administrator may delegate its
               functions (other than those described in the Granting of Awards section) to Employees of the Company.

               The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Award. The
               Administrator may act through meetings
               of a majority of its members or by
               unanimous consent.

GRANTING OF    Subject to the terms of the Plan, the
AWARDS         Administrator will, in its sole
               discretion, determine:

                    the Participants who receive Awards,

                    the terms of such Awards,

                    the schedule for exercisability or
                    nonforfeitability (including any
                    requirements that the Participant
                    or the Company satisfy performance
                    criteria),

                    the time and conditions for
                    expiration of the Award, and

                    the form of payment due upon
                    exercise, if any.

               The Administrator's determinations under the Plan need not be uniform and need not consider whether possible
               Participants are similarly situated.

               Options granted to Employees may be
               nonqualified stock options ("NQSOs") or
               "incentive stock options" ("ISOs")
               within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute.
               Options granted to consultants,
               independent contractors, advisors,
               Eligible Officers and Eligible
               Directors, including Formula Options (as defined below), must be NQSOs. The
               Administrator will not grant ISOs unless the stockholders either have already approved the granting of ISOs or give such approval within 12 months after the grant.

               The Administrator may impose such
               conditions on or charge such price for
               the Stock Grants as it deems
               appropriate.

SUBSTITUTIONS  The Administrator may also grant
               Awards in substitution for options or
               other equity interests held by
               individuals who become Employees of the
               Company or of an Eligible Subsidiary as
               a result of the Company's acquiring or
               merging with the individual's employer
               or acquiring its assets.  In addition,
               the Administrator may provide for the
               Plan's assumption of Awards granted
               outside the Plan (including those
               granted by an Eligible Subsidiary) to
               persons who would have been eligible
               under the terms of the Plan to receive
               an Award, including both persons who
               provided services to any acquired
               company or business and persons who
               provided services to the Company or any
               Eligible Subsidiary.  If appropriate to
               conform the Awards to the interests for
               which they are substitutes, the
               Administrator may grant substitute
               Awards under terms and conditions
               (including Exercise Price) that vary
               from those the Plan otherwise requires.
               Awards in substitution for U.S. Office
               Products' options in connection with the distribution by U.S. Office Products of the Company's Common Stock will retain their pre-distribution exercise schedule and terms (including Change of Control provisions) and expiration date.

  JUNEBOX      Awards in substitution for options
  OPTIONS      issued by JuneBox.com, Inc. ("JuneBox")
               will, unless the Administrator determines otherwise, retain their pre-distribution exercise schedule and expiration dates, but any Change of Control provisions will thereafter refer to the Company under the rules set forth in this Plan for any such awards that have not become fully exercisable on or before their assumption under this Plan, unless the Administrator provides otherwise. In replacing JuneBox options, the
               Administrator may adjust the Exercise
               Price and number of shares covered by
               JuneBox options in its discretion to
               reflect the relative value of JuneBox as an Eligible Subsidiary of the Company.
               It may determine the relative value in
               any manner it considers appropriate.

DIRECTOR       Each Eligible Director will receive a
FORMULA        formula stock option ("Formula
OPTIONS        Option") with respect to 15,000 shares
               of Common Stock upon the first
               to occur of their initial appointment or election to the Board (with the grant made as of the date of such appointment or election). Thereafter, each Eligible
               Director serving on the Board will
               receive a Formula Option annually with
               respect to 5,000 shares of Common Stock
               on a date determined by the
               Administrator.  The Exercise Price for
               Formula Options will be the Fair Market
               Value on the Date of Grant.

  EXERCISE     Unless the Administrator specifies
  SCHEDULE     otherwise, each Formula Option will
               become exercisable as to 20% of the
               covered shares on the first anniversary
               of its Date of Grant (as defined in the
               Date of Grant section below), an
               additional 30% on the second
               anniversary, and the remaining 50% on or after the third anniversary. A Formula
               Option will become exercisable in its
               entirety upon the Eligible Director's
               death, Disability, or attainment of age
               70.  Options will be forfeited to the
               extent they are not then exercisable if
               an Eligible Director resigns or fails to be reelected as a director. Exercisable options will expire as provided under Award Expiration.

DATE OF GRANT  The Date of Grant will be the date as of
               which this Plan or the Administrator
               grants an Award to a Participant, as
               specified in the Plan or in the
               Administrator's minutes or other written evidence of action.

EXERCISE PRICE The Exercise Price is the value of the
               consideration that a Participant must
               provide in exchange for one share of
               Common Stock.  The Administrator will
               determine the Exercise Price under each
               Award and may set the Exercise Price
               without regard to the Exercise Price of
               any other Awards granted at the same or
               any other time. The Company may use the consideration it receives from the
               Participant for general corporate
               purposes.

               The Exercise Price per share for NQSOs
               may not be less than 100% of the Fair
               Market Value (as defined below) of a
               share on the Date of Grant.  If an
               Option is intended to be an ISO, the
               Exercise Price per share may not be less than 100% of the Fair Market Value (on the Date of Grant) of a share of Common
               Stock covered by the Option; provided,
               however, that if the Administrator
               decides to grant an ISO to someone
               covered by Sections 422(b)(6) and 424(d)
               (as a more-than-10%-stockholder), the
               Exercise Price of the Option must be at
               least 110% of the Fair Market Value (on
               the Date of Grant).

               The Administrator may satisfy any state
               law requirements regarding adequate
               consideration for Stock Grants by (i)
               issuing Common Stock held as treasury
               stock or (ii) charging the Recipients at least the par value for the shares covered by the Stock Grant. The
               Administrator may designate that a
               Recipient may satisfy (ii) above either
               by direct payments or by the
               Administrator's withholding from other
               payments due to the Recipient.

  FAIR MARKET  Fair Market Value of a share of Common
  VALUE        Stock for purposes of the
               Plan will be determined as follows:


                    If the Common Stock trades on a
                    national securities exchange, the
                    closing sale price on the Date of
                    Grant;

                    If the Common Stock does not trade
                    on any such exchange, the closing
                    sale price as reported by the
                    National Association of Securities
                    Dealers, Inc. Automated Quotation
                    System ("Nasdaq") for such date;

                    If no such closing sale price
                    information is available, the
                    average of the closing bid and
                    asked prices that Nasdaq reports
                    for such date;

                    If there are no such closing bid
                    and asked prices, the average of
                    the closing bid and asked prices as
                    reported by any other commercial
                    service for such date; or

                    If the Company has no publicly-
                    traded stock, the Administrator
                    will determine the Fair Market
                    Value for purposes of the Plan
                    using any measure of value it
                    determines in good faith to be
                    appropriate.


               For any date that is not a trading day,
               the Fair Market Value of a share of
               Common Stock for such date shall be
               determined by using the closing sale
               price or the average of the closing bid
               and asked prices, as appropriate, for
               the immediately preceding trading day.
               The Administrator can substitute a
               particular time of day or other measure
               of "closing sale price" if appropriate
               because of changes in exchange or market procedures.

               The Fair Market Value will be deemed
               equal to the IPO price for any Options
               granted as of the date on which the
               IPO's underwriters price the IPO or
               granted on the following day before
               trading opens in the Common Stock.

               The Administrator has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Awards are conditioned on the recipient's agreement that the Administrator's determination is conclusive and binding even though others might make a different and also reasonable determination.

EXERCISABILITY The Administrator will determine the
               times and conditions for exercise of or
               purchase under each Award but may not
               extend the period for exercise beyond
               the tenth anniversary of its Date of
               Grant (or five years for ISOs granted to 10% owners covered by Code Sections
               422(b)(6) and 424(d)).

               Awards will become exercisable at such
               times and in such manner as the
               Administrator determines and the Award
               Agreement, if any, indicates; provided,
               however, that the Administrator may, on
               such terms and conditions as it
               determines appropriate, accelerate the
               time at which the Participant may
               exercise any portion of an Award or at
               which restrictions on Stock Grants
               lapse.  For Stock Grants, "exercise"
               refers to acceptance of the Award or
               lapse of restrictions, as appropriate in context.

               If the Administrator does not specify
               otherwise, Options will become
               exercisable and restrictions on Stock
               Grants will lapse as to one-fourth of
               the covered shares on each of the first
               four anniversaries of the Date of Grant, so long as the recipient remains employed or continues his relationship as a service provider to the Company or any Eligible Subsidiary, and will expire as of the tenth anniversary of the Date of Grant (unless they expire earlier under the Plan or the Award Agreement).
               The Administrator has the sole
               discretion to determine that a change in service-providing relationship eliminates any further service credit on the exercise schedule.

               No portion of an Award  that is
               unexercisable at a recipient's
               termination of service-providing
               relationship (for any reason) will
               thereafter become exercisable (and the
               recipient will immediately forfeit any
               unexercisable portions at his
               termination of service-providing
               relationship), unless the Award
               Agreement or the Plan provides
               otherwise, either initially or by
               amendment.

               Termination of service-providing
               relationship will not occur for
               recipients who are Employees, officers,
               or directors of JuneBox until the
               earlier of (i) the date they leave all
               service-providing relationships with
               both JuneBox and the Company or (ii) the first day of the 13th month beginning after the date JuneBox ceases to be an Eligible Subsidiary, unless the
               Administrator agrees to other treatment.

  CHANGE OF    Upon a Change of Control (as defined
  CONTROL      below), all Options held by current
               Employees, consultants, advisors,
               independent contractors, Eligible
               Officers and Eligible Directors will
               become fully exercisable and all
               restrictions on Stock Grants will lapse.
               A Change of Control for this purpose
               means the occurrence of any one or more
               of the following events:

                    a person, entity, or group (other
                    than the Company, any Company
                    subsidiary, any Company benefit
                    plan, or any underwriter
                    temporarily holding securities for
                    an offering of such securities)
                    acquires ownership of more than 50%
                    of the undiluted total voting power
                    of the Company's then-outstanding
                    securities eligible to vote to
                    elect members of the Board
                    ("Company Voting Securities");

                    completion of a merger or
                    consolidation of the Company with
                    or into any other entity-unless the
                    holders of the Company Voting
                    Securities outstanding immediately
                    before such completion, together
                    with any trustee or other fiduciary
                    holding securities under a Company
                    benefit plan, hold securities that
                    represent immediately after such
                    merger or consolidation at least
                    50% of the combined voting power of
                    the then outstanding voting
                    securities of either the Company or
                    the other surviving entity or its
                    parent; or

                    the stockholders of the Company
                    approve (i) a plan of complete
                    liquidation or dissolution of the
                    Company or (ii) an agreement for
                    the Company's sale or disposition
                    of all or substantially all the
                    Company's assets, and such
                    liquidation, dissolution, sale, or
                    disposition is completed.

                    Even if other tests are met, a
                    Change of Control has not occurred
                    under any circumstance in which the
                    Company files for bankruptcy
                    protection or is reorganized
                    following a bankruptcy filing.

                    The Administrator may allow
                    conditional exercises in advance of
                    the completion of a Change of
                    Control that are then rescinded if
                    no Change of Control occurs.

               The Adjustments Upon Changes in Capital
               Stock provisions will also apply if the
               Change of Control is a Substantial
               Corporate Change (as defined in those
               sections).

LIMITATION     An Option granted to an Employee will be
ON ISOs        an ISO only to the extent that
               the aggregate Fair Market Value
               (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section
               422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF      To exercise any exercisable portion of
EXERCISE       an Award, the Participant must:

                    Deliver a notice of exercise to the
                    Assistant Secretary of the Company
                    designated by the Board (or to
                    whomever the Administrator
                    designates), in a form complying
                    with any rules the Administrator
                    may issue, signed or otherwise
                    authenticated by the Participant,
                    and specifying the number of shares
                    of Common Stock underlying the
                    portion of the Award the
                    Participant is exercising;

                    Pay the full Exercise Price, if
                    any, by cashier's or certified
                    check for the shares of Common
                    Stock with respect to which the
                    Award is being exercised, unless
                    the Administrator consents to
                    another form of payment (which
                    could include the use of Common
                    Stock); and

                    Deliver to the Administrator such
                    representations and documents as
                    the Administrator, in its sole
                    discretion, may consider necessary
                    or advisable.

               Payment in full of the Exercise Price
               need not accompany the written notice of exercise if the exercise complies with a previously-approved cashless exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and at the time the stock certificates (or other indicia) are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.

               If the Administrator agrees to allow an
               Optionee to pay through tendering Common
               Stock to the Company, the individual can only tender stock he or she has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the Participant has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise or by having a broker tender to the Company cash equal to the Exercise Price and any withholding taxes.

AWARD          No one may exercise an Award more than
EXPIRATION     ten years after its Date of
               Grant (or five years, for an ISO granted to a more-than-10% stockholder). A recipient will immediately forfeit and can never exercise any portion of an Award that is unexercisable at his termination of service-providing relationship (for any reason), unless the Award Agreement or the Plan provides otherwise, either initially or by amendment. Unless the Award Agreement or the Plan provides otherwise, either initially or by amendment, no one may exercise otherwise exercisable portions of an Award after the first to occur of:

  EMPLOYMENT   The 90th day after the date of
  TERMINATION  termination of service-providing
               relationship (other
               than for death or Disability), where
               termination of employment means the time when the employer-employee or other service providing relationship between the Employee, consultant, independent contractor, advisor or Eligible Officer and the Company (and the Eligible
               Subsidiaries) ends for any reason,
               including retirement.  For grants after
               June 20, 2000, the Administrator may
               provide that Awards terminate
               immediately upon termination of
               employment for "cause" under an
               Employee's employment or consultant's
               services agreement or under another
               definition specified in the Award
               Agreement.  Unless the Award Agreement
               provides otherwise, termination of
               employment does not include instances in which the Company immediately rehires an Employee as a consultant, independent contractor or advisor. The
               Administrator, in its sole discretion,
               will determine all questions of whether
               particular terminations or leaves of
               absence are terminations of employment
               and may decide to suspend the exercise
               schedule during a leave rather than to
               terminate the Award.  Unless the Award
               Agreement or the Exercisability section
               provides otherwise, terminations of
               employment include situations in which
               the Participant's employer ceases to be
               related to the Company closely enough to be an Eligible Subsidiary for new grants;

  GROSS        For the Company's termination of the
  MISCONDUCT   Participant's service-providing relationship as a
               result of the Participant's Gross
               Misconduct, the time of such
               termination. For purposes of this Plan, "Gross Misconduct" means the Participant has committed fraud, misappropriation,
                    embezzlement, or willful misconduct
                    that has resulted or is likely to
                    result in material harm to the
                    Company or an Eligible Subsidiary;

                    committed or been indicted for or
                    convicted of, or pled guilty or no
                    contest to, any misdemeanor (other
                    than for minor infractions or
                    traffic violations) involving
                    fraud, breach of trust,
                    misappropriation, or other similar
                    activity or otherwise relating to
                    the Company or an Eligible
                    Subsidiary, or any felony; or

                    committed an act of gross
                    negligence or otherwise acted with
                    willful disregard for the Company's
                    or an Eligible Subsidiary's best
                    interests in a manner that has
                    resulted or is likely to result in
                    material harm to the Company or an
                    Eligible Subsidiary.

                    If the Participant has a written
                    employment or other agreement in
                    effect at the time of his
                    termination that specifies "cause"
                    for termination, "Gross Misconduct"
                    for purposes of his termination
                    will refer to "cause" under the
                    employment or other agreement,
                    rather than to the foregoing
                    definition.

  DlSABILITY   For Disability, the earlier of (i) the
               first anniversary of the Participant's
               termination of employment for Disability and (ii) 30 days after the Participant no longer has a Disability, where
               "Disability" means the inability to
               engage in any substantial gainful
               activity by reason of any medically
               determinable physical or mental
               impairment that can be expected to
               result in death or that has lasted or
               can be expected to last for a continuous period of not less than twelve months;
               or

  DEATH        The date 24 months after the
               Participant's death.

               If exercise is permitted after
               termination of service-providing
               relationship, the Award will
               nevertheless expire as of the date that
               the former service provider violates any covenant not to compete in effect between the Company or any Eligible
               Subsidiary and such person.  In
               addition, an Optionee who exercises an
               Option more than 90 days after
               termination of employment with the
               Company and/or an Eligible Subsidiary
               will only receive ISO treatment to the
               extent permitted by law, and becoming or remaining an employee of another related company (that is not an Eligible
               Subsidiary) or an independent contractor to the Company and the Eligible
               Subsidiaries will not prevent loss of
               ISO status because of the formal
               termination of employment.

               Nothing in this Plan extends the term of an Award beyond the tenth anniversary of its Date of Grant, nor does anything in this Award Expiration section make an Award exercisable that has not otherwise become exercisable.

AWARD          Award Agreements will set forth the
AGREEMENT      terms of each Award and will
               include such terms and conditions,
               consistent with the Plan, as the
               Administrator may determine are
               necessary or advisable.  To the extent
               the agreement is inconsistent with the
               Plan, the Plan will govern.  The Award
               Agreements may contain special rules.
               The Administrator may, but is not
               required to, issue agreements for Stock
               Grants.

STOCK SUBJECT  Except as adjusted below under
TO PLAN        Adjustments upon Changes in Capital Stock,

                    the aggregate number of shares of
                    Common Stock that may be issued
                    under the Awards (whether ISOs,
                    NQSOs, or Stock Grants) may not
                    exceed 20% percent of the total
                    number of shares of Common Stock
                    outstanding, determined immediately
                    after the grant of the Award;

                    the maximum number of shares that
                    may be subject to ISOs may not
                    exceed 3,487,600; and

                    the maximum number of shares that
                    may be granted under Awards for a
                    single individual in a calendar
                    year may not exceed 1,200,000.
                    (The individual maximum applies
                    only to Awards first made under
                    this Plan and not to Awards made in
                    substitution of a prior employer's
                    options or other incentives, except
                    as Code Section 162(m) otherwise
                    requires.)

               The Common Stock will come from either
               authorized but unissued shares or from
               previously issued shares that the
               Company reacquires, including shares it
               purchases on the open market.  If any
               Award expires, is canceled, or
               terminates for any other reason, the
               shares of Common Stock available under
               that Award will again be available for
               the granting of new Awards (but will be
               counted against that calendar year's
               limit for a given individual).

               No adjustment will be made for a
               dividend or other right (except a stock
               dividend) for which the record date
               precedes the date of exercise.

               The Participant will have no rights of a stockholder with respect to the shares of stock subject to an Award except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Award.

               The Company will not issue fractional
               shares pursuant to the exercise of an
               Award, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO     During the Participant's lifetime, only
MAY EXERCISE   the Participant or his duly
               appointed guardian or personal
               representative may exercise the Awards.
               After his death, his personal
               representative or any other person
               authorized under a will or under the
               laws of descent and distribution may
               exercise any then exercisable portion of an Award. If someone other than the original recipient seeks to exercise any portion of an Award, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Award.

ADJUSTMENTS     Subject to any required action by the
UPON CHANGES IN Company (which it shall
CAPITAL STOCK   promptly take) or its stockholders,
                and subject to the provisions of
                applicable corporate law, if, after the
                Date of Grant of an Award,

                    the outstanding shares of Common
                    Stock increase or decrease or
                    change into or are exchanged for a
                    different number or kind of
                    security because of any
                    recapitalization, reclassification,
                    stock split, reverse stock split,
                    combination of shares, exchange of
                    shares, stock dividend, or other
                    distribution payable in capital
                    stock, or

                    some other increase or decrease in
                    such Common Stock occurs without
                    the Company's receiving consideration
               the Administrator may make a
               proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Award, so that the proportionate interest of the
               Participant immediately following such
               event will, to the extent practicable,
               be the same as immediately before such
               event.  (This adjustment does not apply
               to Common Stock that the Optionee has
               already purchased nor to Stock Grants
               that are already nonforfeitable, except
               to the extent of similar treatment for
               most stockholders.) Unless the
               Administrator determines another method
               would be appropriate, any such
               adjustment to an Award will not change
               the total price with respect to shares
               of Common Stock underlying the
               unexercised portion of the Award but
               will include a corresponding
               proportionate adjustment in the Award's
               Exercise Price.  The Administrator will
               make a commensurate change to the
               maximum number and kind of shares
               provided in the Stock Subject to Plan
               section.

               Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Award or the Exercise
               Price except as this Adjustments section specifically provides. The grant of an Award under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

  SUBSTANTIAL  Upon a Substantial Corporate Change, the
  CORPORATE    Plan and any unexercised
  CHANGE       Awards will terminate unless provision
               is made in writing in connection
               with such transaction for the assumption or continuation of outstanding Awards, or the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Awards will continue in the manner and under the terms so provided.

               Unless the Administrator determines
               otherwise, if an Award would otherwise
               terminate under the preceding sentence,
               Participants who are then Employees,
               consultants, advisors, independent
               contractors, Eligible Officers and
               Eligible Directors will have the right,
               at such time before the consummation of
               the transaction causing such termination as the Administrator reasonably designates, upon such reasonable notice as determined by the Administrator, to exercise any unexercised portions of the Award, whether or not they had previously become exercisable. However, unless the Administrator determines otherwise, the acceleration will not occur if it would render unavailable
               "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

               A Substantial Corporate Change means:

                    the dissolution or liquidation of
                    the Company,

                    merger, consolidation, or
                    reorganization of the Company with
                    one or more corporations in which
                    the Company is not the surviving
                    corporation,

                    the sale of substantially all of
                    the assets of the Company to
                    another corporation, or

                    any transaction (including a merger
                    or reorganization in which the
                    Company survives) approved by the
                    Board that results in any person or
                    entity (other than any affiliate of
                    the Company as defined in Rule
                    144(a)(1) under the Securities

                    Act, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) owning 100% of the combined voting power of all classes of stock of the Company.

ELIGIBLE       Eligible Subsidiary means each of the
SUBSIDIARY     Company's Subsidiaries, except as
               the Administrator otherwise specifies.
               For ISO grants, Subsidiary means any
               corporation (other than the Company) in
               an unbroken chain of corporations
               including the Company if, at the time an ISO is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. For ISO purposes, Subsidiary also includes a single-member limited liability company included within the chain described in the preceding sentence. For NQSOs, the Administrator may use a different definition of Subsidiary in its discretion and may include other forms of entity at the same level of equity relationship (or such other level as the Board or the Administrator specifies).

LEGAL          The Company will not issue any shares of
COMPLIANCE     Common Stock under an
               Award until all applicable requirements
               imposed by Federal and state securities
               and other laws, rules, and regulations,
               and by any applicable regulatory
               agencies or stock exchanges, have been
               fully met. To that end, the Company may require the Participant to take any reasonable action to comply with such requirements before issuing such shares, including compliance with any Company black-out periods or trading restrictions. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

               The Plan is intended to conform to the
               extent necessary with all provisions of
               the Securities Act of 1933, as amended
               (the "Securities Act"), and the
               Securities Exchange Act of 1934, as
               amended (the "Exchange Act"), and all
               regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the
               Plan to the contrary, the Administrator
               must administer the Plan, and Awards may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Awards will be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR   Unless a registration statement under
INVESTMENT     the Securities Act covers the
AND OTHER      shares of Common Stock a Participant
RESTRICTIONS   receives upon exercise of his
               Award, the Administrator may require, at the time of such exercise or receipt of a grant, that the Participant agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Award are registered under the Securities Act.
               Unless the shares are registered under
               the Securities Act, the Participant must acknowledge:

                    that the shares purchased on
                    exercise of the Award are not so
                    registered,

                    that the Participant may not sell
                    or otherwise transfer the shares
                    unless:

                         the shares have been
                         registered under the
                         Securities Act in connection
                         with the sale or transfer
                         thereof, or

                         counsel satisfactory to the
                         Company has issued an opinion
                         satisfactory to the Company
                         that the sale or other
                         transfer of such shares is
                         exempt from registration under
                         the Securities Act, and
                         such sale or transfer complies
                         with all other applicable
                         laws, rules, and regulations,
                         including all applicable
                         Federal and state securities
                         laws, rules, and regulations.

               Additionally, the Common Stock, when
               issued upon the exercise of an Award,
               will be subject to any other transfer
               restrictions, rights of first refusal,
               and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the
               Company's articles or certificate of
               incorporation, by-laws, or generally
               applicable stockholders' agreements.

               The Administrator may, in its sole
               discretion, take whatever additional
               actions it deems appropriate to comply
               with such restrictions and applicable
               laws, including placing legends on
               certificates and issuing stop-transfer
               orders to transfer agents and
               registrars.

TAX            The Participant must satisfy all
WITHOLDING     applicable Federal, state, and local
               income and employment tax withholding
               requirements before the Company will
               deliver stock certificates or otherwise
               recognize ownership upon the exercise of an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the Participant must pay the Company, with a cashier's check or certified check, the full amounts required by withholding. Payment of withholding obligations is due before the Company issues shares with respect to the Award.
               If the Administrator so determines, the
               Participant may instead satisfy the
               withholding obligations by directing the
               Company to retain shares from the Award
               exercise, by tendering previously owned
               shares, or by attesting to his ownership of shares (with the distribution of net shares).

TRANSFERS,     Unless the Administrator otherwise
ASSIGNMENTS,   approves in advance in writing for
AND PLEDGES    estate planning or other purposes, an
               Award may not be assigned,
               pledged, or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the Participant to any person, except by will or by operation of applicable laws of descent and distribution. If necessary to comply with Rule 16b-3 of the Exchange Act, the Participant may not transfer or pledge shares of Common Stock acquired under a Stock Grant or upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The
               Administrator may, in its discretion,
               expressly provide that a Participant may transfer his Award without receiving consideration to (i) members of his immediate family (children, grandchildren, or spouse); (ii) trusts for the benefit of such family members;
               or (iii) partnerships where the only
               partners are such family members.

AMENDMENT OR   The Board may amend, suspend, or
TERMINATION    terminate the Plan at any time,
OF PLAN AND    without the consent of the Participants
AWARDS         or their beneficiaries; provided
               however, that no amendment will
               deprive any Participant or beneficiary
               of any previously declared Award.
               Except as required by law or by the
               Adjustments upon Changes in Capital
               Stock section, the Board may not,
               without the Participant's or
               beneficiary's consent, modify the terms
               and conditions of an Award so as to
               adversely affect the Participant.  No
               amendment, suspension, or termination of the Plan will, without the Participant's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding
               Awards.

PRIVILEGES     No Participant and no beneficiary or
OF STOCK       other person claiming under or
OWNERSHIP      through such Participant will have any
               right, title, or interest in or to
               any shares of Common Stock allocated or
               reserved under the Plan or subject to
               any Award except as to such shares of
               Common Stock if any, already issued to
               such Participant.

EFFECT ON      Whether exercising or receiving an Award
OTHER PLANS    causes the Participant to
               accrue or receive additional benefits
               under any pension or other plan is
               governed solely by the terms of such
               other plan.

LIMITATIONS    Notwithstanding any other
ON LIABILITY   provisions of the Plan, no individual
               acting as an agent of the Company shall
               be liable to any Participant, former
               Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The
               Company will indemnify and hold harmless each agent of the Company to whom any duty or power relating to the administration or interpretation of the
               Plan has been or will be delegated,
               against any cost or expense (including
               attorneys' fees) or liability (including any sum paid in settlement of a claim with the Administrator's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT  Nothing contained in this Plan
CONTRACT       constitutes an employment contract
               between the Company and the
               Participants.  The Plan does not give
               any Participant any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the Participant's employment or other relationship with the Company.

APPLICABLE     The laws of the State of Delaware (other
LAW            than its choice of law provisions)
               govern this Plan and its interpretation.

DURATION       Unless the Board extends the Plan's
OF PLAN        term, the Administrator may not grant
               Awards after June 8, 2008.  The Plan
               will then terminate but will continue to govern unexercised and unexpired Awards.